Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Nascent Wine Company, Inc. (the "Company") on Form 10-KSB for the for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Sandro Piancone, Chief Executive Officer and Peter White, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Sandro Piancone
--------------------------
Sandro Piancone
Chief Executive Officer
April 15, 2008

/s/ Peter V.White
--------------------------
Peter  V.White
Chief Financial Officer and Treasurer

April 15, 2008